SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported)  January 20, 1997

                         BALCOR REALTY INVESTORS - 83
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                           Exact Name of Registrant


Illinois                                0-11805
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3189175
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
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Eagle Crest Apartments, Phase I

In 1982, Eagle Crest Apartments, Phase I, Irving, Texas, was acquired by a joint venture (the "Joint Venture") in which the Partnership is the general partner and the seller of the property (the "JV Partner") is the limited partner. The Partnership and the JV Partner hold interests in the Joint Venture of 80% and 20%, respectively. The Partnership contributed approximately $5,161,000 from offering proceeds to the Joint Venture towards the purchase of the property. The property was acquired subject to first mortgage financing of approximately $7,525,000. In 1989, the first mortgage loan was refinanced with a new first mortgage loan from a third party of approximately $6,939,000. The first mortgage loan was refinanced again in 1995 with a new $7,180,000 first mortgage loan from another third party.

On January 20, 1997, the Joint Venture contracted to sell the property to an unaffiliated party, Cornerstone Realty Group Incorporated, a Virginia corporation. The sale price is $9,508,000. The purchaser assigned its rights under the agreement of sale to an affiliate, Apple Residential Income Trust, Inc., a Virginia corporation. The sale closed on January 30, 1997. From the proceeds of the sale, the Joint Venture repaid the outstanding balance of the first mortgage loan of $7,093,430 and paid $675,281 as a prepayment penalty, $211,866 to a third party as a brokerage commission, $87,474 to an affiliate of the third party providing property management services for the property as a fee for services rendered in connection with the sale of the property and $58,362 in closing costs. The Joint Venture received the remaining proceeds of approximately $1,382,000. Pursuant to the terms of the joint venture agreement, the Partnership received all sale proceeds. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Joint Venture for actual expenses incurred in connection with the sale.

An affiliate of the General Partner simultaneously sold Eagle Crest Apartments, Phase II, located adjacent to Phase I, to the purchaser.
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ITEM 5.  OTHER EVENTS
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a)  Sandridge Apartments, Phase II

As previously reported, on August 27, 1996, the Partnership contracted to sell Sandridge Apartments, Phase II, Pasadena, Texas, to an unaffiliated party, Alliance Holdings, L.L.C., an Illinois limited liability company. The purchaser assigned its rights under the agreement of sale to one of its affiliates, Affiliate OG Portfolio L.P., and the sale closed on November 14, 1996. The sale price was $5,250,000. From the proceeds of the sale, the Partnership repaid the outstanding balance of the first mortgage loan of $2,952,351 and paid a prepayment penalty of $71,525, closing costs of $24,018, $78,750 to an unaffiliated party as a brokerage commission and $48,300 to an affiliate of the third party providing property management services for the property as a fee for services rendered in connection with the sale of the property. The Partnership received the remaining proceeds of approximately $2,075,000.

b)  Springs Pointe Apartments

As previously reported, on November 5, 1996, the Partnership contracted to sell Springs Pointe Apartments, Las Vegas, Nevada, to an unaffiliated party, DKS Associates, for a sale price of $20,166,667. The purchaser assigned its rights under the agreement of sale to one of its affiliates, Springs Pointe Limited Partnership, a Nevada limited partnership, and the sale closed on January 6, 1997. From the proceeds of the sale, the Partnership repaid the outstanding balance of the first mortgage loan of $10,645,034 and paid closing costs of $40,092, $201,667 to an unaffiliated party as a brokerage commission and $151,250 to an affiliate of the third party providing property management services for the property as a fee for services rendered in connection with the sale of the property. The Partnership received the remaining proceeds of approximately $9,129,000.

c)  Walnut Ridge Apartments, Phases I and II

As previously reported, on October 7, 1996, the Partnership contracted to sell Walnut Ridge Apartments, Phases I and II, Corpus Christi, Texas, to an unaffiliated party, BH Equities, Inc., for a sale price of $19,475,000. The closing of the sale was extended from December 20, 1996 and the sale closed on January 27, 1997. The purchaser assigned its rights under the agreement of sale to one of its affiliates, Buckhead Co. III, L.P. The purchaser received a credit against the sale price of $300,000 for deferred maintenance. From the proceeds of the sale, the Partnership repaid the outstanding balances of the third party first mortgage loan and the unsecured loan held by an affiliate of the General Partner of $10,752,114 and $734,154, respectively, and paid a prepayment penalty of $430,085, closing costs of $66,321, $243,438 to an unaffiliated party as a brokerage commission and $170,406 to an affiliate of the third party providing property management services for the property as a fee for services rendered in connection with the sale of the property. The Partnership received the remaining proceeds of approximately $6,633,000.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) (a) Agreement of Sale and attachments thereto relating to the sale of the Eagle Crest Apartments, Phase I, Irving, Texas.

              (b) Modification to Agreement of Sale relating to the sale of the
                  Eagle Crest Apartments, Phase I, Irving, Texas.

          (99) Second Amendment to Agreement of Sale relating to the sale of the Walnut Ridge Apartments, Phases I and II, Corpus Christi, Texas.

     No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.


Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                         BALCOR REALTY INVESTORS-83

                         By: Balcor Partners-XIII, an Illinois general partnership, its general partner

                         By: RGF-Balcor Associates-II, an Illinois general partnership, a partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:   /s/ Jerry M. Ogle
                              ------------------------------------------
                                  Jerry M. Ogle, Managing Director
                                  and Secretary

Dated:  February 3, 1997
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